UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2025

ARES ACQUISITION CORPORATION II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41691	98-1592112
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor
New York, New York	10167
(Address of principal executive offices)	(Zip Code)

(310) 201-4100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value $0.0001 per share, and one-half of one redeemable warrant	AACT.U	New York Stock Exchange
Class A Ordinary Shares, par value $0.0001 per share	AACT	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	AACT WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Business Combination Agreement

On April 14, 2025 (the “Signing Date”), Ares Acquisition Corporation II, a Cayman Islands exempted company (which shall migrate to and domesticate as a Delaware corporation prior to the Closing) (“AACT”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”), by and among AACT, Kodiak Robotics Inc., a Delaware corporation (“Kodiak”), and AAC II Merger Sub, Inc., a Delaware corporation (“Merger Sub”). The transactions contemplated by the Business Combination Agreement are referred to as the “Business Combination.” AACT, Merger Sub and Kodiak are individually referred to as a “Party” and, collectively, the “Parties.”

The Business Combination Agreement and the Business Combination were unanimously approved by the boards of directors of each of AACT (including, in the case of the AACT, the special committee of its board of directors (the “Special Committee”)), Merger Sub and Kodiak.

The Business Combination is expected to close in the second half of 2025, following the receipt of the required approval by AACT’s shareholders and the fulfillment of other customary closing conditions.

The Domestication

Subject to obtaining the required shareholder approvals and at least one day prior to the time of the closing (the “Closing,” and the date on which the Closing occurs, the “Closing Date”) of the Business Combination, AACT will deregister as a Cayman Islands exempted company and transfer by way of continuation to and domesticate as a corporation incorporated under the laws of the State of Delaware (the “Domestication”). In connection with the Domestication, AACT will file with the Secretary of State of the State of Delaware a certificate of incorporation (the “Charter”). Among other things, the Charter will change AACT’s name to “Kodiak AI, Inc.” (such company after the Domestication, “New Kodiak”) and set forth the rights and preferences of the equity interests of New Kodiak.

Immediately prior to the Domestication, each of the then issued and outstanding Class B ordinary shares of AACT, par value $0.0001 per share (each, a “Cayman Class B Share”), will convert automatically, on a one-for-one basis, into a Class A ordinary share of AACT, par value $0.0001 per share (each, a “Cayman Class A Share”). In connection with the Domestication: (i) each of the then issued and outstanding Cayman Class A Shares will convert automatically, on a one-for-one basis, into a share of common stock, par value $0.0001 per share, of New Kodiak (the “New Kodiak Common Stock”); (ii) each of the then issued and outstanding warrants representing the right to purchase one Cayman Class A Share (each, a “Cayman Purchaser Warrant”) will convert automatically into a warrant to acquire one share of New Kodiak Common Stock pursuant to the related warrant agreement (each warrant, a “New Kodiak Warrant”); and (iii) each of the then issued and outstanding units of AACT will be canceled and each holder will be entitled to one share of New Kodiak Common Stock and one-half of one New Kodiak Warrant.

The Business Combination and Consideration

In connection with the Closing, Merger Sub will merge with and into Kodiak (the “Merger”), with Kodiak being the surviving corporation and continuing as a direct wholly owned subsidiary of New Kodiak.

The aggregate consideration to be received in respect of the Business Combination by the stockholders of Kodiak, excluding the holders of Dissenting Shares and Cancelled Shares (each as defined in the Business Combination Agreement), shall be equal to the Aggregate Consideration (as defined below) and the Earn

Out Securities (as defined below). “Aggregate Consideration” means a number of shares of New Kodiak Common Stock equal to: (a) $2,500,000,000 divided by (b) the Redemption Price (as defined in the Business Combination Agreement), with the value in (a) subject to certain adjustments as further described in the Business Combination Agreement.

Pursuant to the Business Combination Agreement, AACT will contribute to Kodiak an amount in cash (the “Available Closing Cash”) equal to the sum of (without duplication): (a) all amounts in the AACT trust account as of 11:59 p.m. Eastern Time on the day immediately preceding the Closing Date, less (i) amounts required for the redemptions of Cayman Class A Shares by AACT’s shareholders (including any excise taxes expected to be payable in connection with the redemptions as reasonably determined by AACT in good faith consultation with Kodiak) and (ii) transaction expenses of Kodiak and AACT, plus (b) the aggregate proceeds, if any, actually received by AACT from the PIPE Investment (as defined in the Business Combination Agreement) plus, (c) all other cash and cash equivalents of AACT, determined in accordance with general accepted accounting principles as in effect in the United States.

Kodiak Securityholder Earn Out

As part of the Business Combination, Kodiak securityholders will be eligible to receive up to an aggregate of 75,000,000 shares of New Kodiak Common Stock and restricted stock units (collectively, the “Earn Out Securities”) upon satisfaction of certain milestones. The restricted stock unit portion of the Earn Out Securities will be issued at Closing and will vest ratably upon achievement of such milestones, and the common stock portion of the Earn Out Securities will be issued upon satisfaction of the applicable milestones. An initial 25,000,000 Earn Out Securities will vest or be issued to Kodiak securityholders, if, within the Earn Out Period, the volume weighted average closing sale price of New Kodiak Common Stock equals or exceeds $18.00 per share, subject to adjustments as set out in the Business Combination Agreement (the “Triggering Event I Threshold”), for a period of at least twenty out of thirty consecutive trading days (“Triggering Event I”). An additional 25,000,000 Earn Out Securities will vest or be issued to Kodiak securityholders, if, within the Earn Out Period, the volume weighted average closing sale price of New Kodiak Common Stock equals or exceeds $23.00 per share, subject to adjustments as set out in the Business Combination Agreement (the “Triggering Event II Threshold”), for a period of at least twenty out of thirty consecutive trading days (“Triggering Event II”). The remaining 25,000,000 Earn Out Securities will vest or be issued to Kodiak securityholders, if, within the Earn Out Period, the volume weighted average closing sale price of New Kodiak Common Stock equals or exceeds $28.00 per share, subject to adjustments as set out in the Business Combination Agreement (the “Triggering Event III Threshold”), for a period of at least twenty out of thirty consecutive trading days (“Triggering Event III”). The “Earn Out Period” means the time period beginning on the Closing Date and ending on the date that is the four-year anniversary of the Closing Date (inclusive of the first and last day of such period).

If during the Earn Out Period there is a Change of Control (as defined in the Business Combination Agreement) that will result in: (i) holders of New Kodiak Common Stock receiving a per share price equal to or in excess of the Triggering Event I Threshold, then Triggering Event I shall be deemed to occur and the relevant Earn Out Securities shall be issued immediately prior to the consummation of the Change of Control; (ii) holders of New Kodiak Common Stock receiving a per share price equal to or in excess of the Triggering Event II Threshold, then Triggering Event II shall be deemed to occur and the relevant Earn Out Securities shall be issued immediately prior to the consummation of the Change of Control; and (iii) holders of New Kodiak Common Stock receiving a per share price equal to or in excess of the Triggering Event III Threshold, then Triggering Event III shall be deemed to occur and the relevant Earn Out Securities shall be issued immediately prior to the consummation of the Change of Control.

Governance

The Parties have agreed to take all necessary action, including causing the current directors of AACT to resign, so that effective at the Closing, the board of directors of New Kodiak (the “New Kodiak Board”) will consist of a three class “staggered” board of seven individuals (appointed in accordance with the applicable stock exchange’s rules). The New Kodiak Board will consist of six (6) directors chosen by Kodiak and one (1) director chosen by Ares Acquisition Holdings II LP, a Cayman Islands exempted limited partnership (the “Sponsor”), which will serve as a Class III director. Subject to the terms of AACT’s amended and restated memorandum and articles of association, the Charter and the bylaws of New Kodiak upon Domestication (the “Bylaws”), AACT and Kodiak shall take all such action within their power as may be necessary or appropriate such that immediately following the Closing Date, the New Kodiak Board shall initially include such director nominees to be designated by Kodiak and the Sponsor pursuant to written notice to be delivered to AACT following the Signing Date.

Representations and Warranties; Covenants

The Parties have made customary representations, warranties, and covenants in the Business Combination Agreement, including, among others, covenants with respect to the conduct of AACT and Kodiak prior to the Closing Date. In addition, AACT has agreed, subject to shareholder approval, to adopt an equity incentive plan and employee stock purchase plan prior to the Closing Date, as described in the Business Combination Agreement.

In connection with the foregoing, AACT, through its board of directors and the Special Committee, shall recommend to AACT’s shareholders the approval of the Required Transaction Proposals (as defined below), the proposal to approve any separate or unbundled non-binding advisory proposals as are required to implement the Charter and Bylaws and the adoption and approval of any other proposals AACT reasonably considers to be necessary or appropriate in connection with the Business Combination (following consultation with Kodiak) (together with the Required Transaction Proposals, the “Transaction Proposals”). Notwithstanding the foregoing, at any time prior to, but not after, the Domestication, the board of directors of AACT and the Special Committee may withdraw, amend, qualify or modify its recommendation to AACT’s shareholders that they vote in favor of the Transaction Proposals (a “Modification in Recommendation”), if they shall have concluded in good faith, after consultation with their outside legal advisors and financial advisors, that the failure to make a Modification in Recommendation would be a breach of their fiduciary duties under applicable law. AACT’s obligations to establish a record date for, duly call, give notice of, convene and hold an extraordinary general meeting of AACT’s shareholders shall not be affected by any Modification in Recommendation.

Conditions to Each Party’s Obligations

The obligations of AACT and Kodiak to consummate the Business Combination are subject to the satisfaction or waiver of certain customary closing conditions. Without limiting the generality of the foregoing, such closing conditions include: (i) the adoption or approval, as applicable, by AACT’s shareholders (the “AACT Shareholder Approval”) of: (A) the Business Combination Agreement in accordance with applicable law and exchange rules and regulations; (B) the Domestication; (C) the Charter and the Bylaws; (D) any separate or unbundled non-binding advisory proposals as are required to implement the foregoing; (E) approval of the issuance of shares of New Kodiak Common Stock as required by the listing rules of the applicable stock exchange; (F) the adoption by AACT of the Equity Incentive Plan and ESPP (each as defined in the Business Combination Agreement); (G) the election of members of the New Kodiak Board; and (H) any other proposals as the U.S. Securities and Exchange Commission (the “SEC”) (or staff members of the SEC and any applicable stock exchange) may indicate are necessary in its comments to the registration statement on Form S-4 (the “Registration Statement”) to be filed by AACT and Kodiak or any related correspondence (such proposals in clauses (A), (B), (C) and (E) through (H), together, the “Required Transaction Proposals”); (ii) the receipt of the requisite consent of the stockholders of Kodiak; (iii) any applicable waiting period or any extension of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (and the rules and regulations promulgated under such Act) in respect of the Business Combination being expired or earlier terminated without the imposition of burdensome conditions; (iv) the Registration Statement becoming effective; (v) conditional approval of the listing of the New Kodiak Common Stock on the applicable stock exchange, subject to satisfaction of the round lot holders requirement for initial listing; (vi) the accuracy of the representations and warranties of each Party and the performance of the covenants and agreements of the Parties subject, in each case, to customary standards; and (vii) the completion of the Domestication.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing. Without limiting the generality of the foregoing, such circumstances include (i) by mutual written consent of AACT and Kodiak; (ii) by AACT or Kodiak if AACT has not extended the term for it to complete an initial business combination by April 25, 2025; (iii) by AACT or Kodiak if the Closing has not occurred on or before January 26, 2026 (or such later date agreed in writing by the Parties); (iv) by Kodiak, if at any time prior to the receipt of AACT Shareholder Approval, the board of directors of AACT or the Special Committee has amended, qualified, withdrawn or modified its recommendation to AACT’s shareholders that they vote in favor of the Transaction Proposals; (v) by Kodiak if the AACT Shareholder Approval is not obtained by AACT after the conclusion of the extraordinary general meeting of AACT’s shareholders held for the purpose of voting on the Transaction Proposals and (vi) by AACT if the approval of Kodiak’s stockholders is not obtained by Kodiak by the second business day following the date the Registration Statement has been declared effective by the SEC and the prospectus thereto has been filed and distributed. The right to terminate if the approval of Kodiak’s stockholders is not obtained in accordance with the prior sentence shall expire upon the delivery of the approval of Kodiak’s stockholders.

The foregoing description of the Business Combination Agreement, the Business Combination and the related transactions does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated by reference in this Current Report on Form 8-K. The Business Combination Agreement contains representations, warranties and covenants that the Parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the Parties and are subject to important qualifications and limitations agreed to by the Parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any other factual information about AACT or Kodiak. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the Parties, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the Parties instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions of such representations, warranties, covenants and agreements, as characterizations of the actual state of facts or condition of any Party. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in AACT’s public disclosures.

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, AACT entered into the Sponsor Support Agreement (the “Sponsor Support Agreement”) with Kodiak and the Sponsor. Under the terms of the Sponsor Support Agreement, the Sponsor agreed to, among other things: (i) vote in favor of adoption of the Transaction Proposals; (ii) vote against any Alternative Transaction (as defined in the Business Combination Agreement) and any merger agreement or merger other than the Business Combination Agreement and the Business Combination; (iii) vote against any change in the business, management or board of directors of AACT (other than in connection with the Transaction Proposals or pursuant to the Business Combination Agreement or ancillary agreements); (iv) vote against any proposal, action or agreement that would: (A) impede, interfere, frustrate, prevent or nullify any provision of the Sponsor Support Agreement, the Business Combination Agreement or the Business Combination; (B) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of AACT under the Business Combination Agreement; (C) result in any of the closing conditions of the Business Combination Agreement not being fulfilled; (D) result in a breach of any covenant, representation or warranty or other obligation or agreement of the Sponsor in the Sponsor Support Agreement; or (E) change in any manner the dividend policy or capitalization of, including the voting rights of any class of capital stock of, AACT; and (v) be bound by the terms of the lockup provisions in the Bylaws as described below. Each officer and director of AACT previously entered into a letter agreement with AACT in connection with AACT’s initial public offering, pursuant to which they agreed to vote any AACT ordinary shares held by them in favor of the Business Combination. If at any time following the Signing Date and until the termination of the Business Combination Agreement, the board of directors of AACT and the Special Committee effect a Modification in Recommendation, then the obligations to vote or consent in accordance with the foregoing clauses (i)-(iv) shall automatically be deemed to be modified such that the Sponsor will vote or provide its consent with respect to its Subject Securities (as defined in the Sponsor Support Agreement) in the same proportion to the votes cast or consent provided, as applicable, by the holders of the Cayman Class A Shares.

Pursuant to the Sponsor Support Agreement, until the earliest of the Closing, termination of the Business Combination Agreement and the liquidation of AACT, the Sponsor shall not (subject to limited and customary exceptions), without the prior written consent of Kodiak: (i) sell, offer to sell, contract or agree to sell, hypothecate or pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any Cayman Class B Shares or Cayman Purchaser Warrants (together, the “Sponsor Subject Securities”); (ii) enter into any swap or other arrangement that transfers to another any of the economic consequences of ownership of any Sponsor Subject Securities; (iii) take any action in furtherance of any of the matters described in the foregoing clauses (i) or (ii); or (iv) publicly announce any intention to effect any transaction specified in the foregoing clauses (i) or (ii).

Pursuant to the Sponsor Support Agreement, but subject to the consummation of the Business Combination, the Sponsor agreed to waive all anti-dilution rights with respect to the rate that the Cayman Class B Shares convert into the Cayman Class A Shares in connection with the transactions contemplated by the Business Combination Agreement.

In addition, pursuant to the Sponsor Support Agreement, during the Earn Out Period, fifty percent (50%) of the shares of New Kodiak Common Stock held by the Sponsor following the Domestication will be subject to vesting and vest upon the shares of New Kodiak Common Stock meeting the Triggering Event I Threshold, for a period of at least twenty out of thirty consecutive trading days (the “Sponsor Earn Out Securities”). If, during the Earn Out Period there is a Change of Control, that will result in holders of New

Kodiak Common Stock receiving a per share price equal to or in excess of the Triggering Event I Threshold, then the Sponsor Earn Out Securities shall vest as of immediately prior to the consummation of the Change of Control.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is included as Exhibit 10.1, and the terms of which are incorporated by reference in this Current Report on Form 8-K.

Company Support Agreement

Concurrently with the execution of the Business Combination Agreement, certain stockholders of Kodiak entered into Company Support Agreements (each, a “Company Support Agreement”). Under the terms of the Company Support Agreement, at each meeting of the Kodiak stockholders or in any action by written consent of Kodiak stockholders such stockholders have agreed to: (i) be present at any such meeting for the purposes of establishing a quorum (in the case of any stockholder meeting); and (ii) vote (or cause to be voted) or consent (or cause to be consented) all Subject Company Stock (as defined in the Company Support Agreement) (A) in favor of the Business Combination (and any actions required in furtherance of the Business Combination), (B) in favor of the other matters set forth in the Business Combination Agreement, and (C) against (I) any Alternative Transaction and any and all other proposals (x) that could reasonably be expected to delay or impair the ability of Kodiak to consummate the Business Combination, (y) which are in competition with or materially inconsistent with the Business Combination Agreement or any ancillary document to the Business Combination Agreement, or (z) that would reasonably be expected to result in any breach of any representation, warranty, covenant, obligation or agreement contained in the Business Combination Agreement or any ancillary document to the Business Combination Agreement, and (II) any other action or proposal involving Kodiak that is intended, or would reasonably be expected, to prevent, impede, interfere with, delay, postpone or adversely affect the Business Combination or would reasonably be expected to result in any of the conditions to AACT’s obligations to consummate the Business Combination set forth in Article VIII of the Business Combination Agreement to not be fulfilled.

Pursuant to the Company Support Agreement, no Kodiak stockholder party to a Company Support Agreement shall (subject to limited and customary exceptions), without the prior written consent of AACT: (i) subject to certain limited exceptions, directly or indirectly, sell, transfer, assign, pledge, mortgage, exchange, hypothecate, grant of a security interest in or disposition or encumbrance of an interest (whether with or without consideration, whether voluntarily or involuntarily or by operation of law or otherwise) in any Subject Company Stock, (ii) enter into (A) any option, warrant, purchase right or other contract that would (either alone or in connection with one or more events or developments (including the satisfaction or waiver of any conditions precedent)) require the Kodiak stockholder to transfer the Subject Company Stock prior to the Closing or termination of the Business Combination Agreement, or (B) any voting trust, proxy or other contract with respect to the voting or transfer of the Subject Company Stock, or (iii) take any actions in furtherance of any of the matters described in the foregoing clauses (A) or (B).

In addition, each Kodiak stockholder party to a Company Support Agreement has agreed: (i) to refrain from exercising any dissenters’ rights or rights of appraisal under applicable law; and (ii) not to commence, join in, facilitate, assist, encourage or participate in, and has agreed to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against AACT, Kodiak, Merger Sub or any of their respective affiliates: (A) challenging the validity of, or seeking to enjoin the operation of, any provision of the Company Support Agreement; or (B) alleging a breach of any fiduciary duty of Kodiak’s board of directors in connection with the Company Support Agreement, the Business Combination Agreement or the Business Combination.

The foregoing description of the Company Support Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the Form of Company Support Agreement, a copy of which is included as Exhibit 10.2, and the terms of which are incorporated by reference in this Current Report on Form 8-K.

Lock-Up Restrictions

Bylaws

Pursuant to the Bylaws, for a period of one year following the Closing, the holders of shares of New Kodiak Common Stock issued (i) as consideration in the Business Combination; (ii) upon the exercise of options or warrants following the Closing in respect of options or warrants of Kodiak that have become options or warrants of New Kodiak; (iii) issued to or owned by the Sponsor or by directors or officers of AACT as of immediately prior to the Closing; or (iv) to directors, officers or employees of New Kodiak or its subsidiaries (other than in connection with shares issued pursuant to New Kodiak’s employee stock purchase plan) (such shares the “Lockup Shares”), may not, without the prior written consent of the New Kodiak Board, (A) exchange, transfer, assign, lend, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the 1934 Act with respect to, any Lockup Shares, or any right or interest therein; (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Lockup Shares, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise; (C) take any action in furtherance of any of the matters described in clause (A) or (B); or (D) publicly announce any intention to effect any transaction specified in clause (A) or (B). The Bylaws provide for certain permitted transfers, including but not limited to, transfers to certain affiliates or family members. Notwithstanding the foregoing, if the New Kodiak Common Stock trades above a closing price of $12.00 for twenty of thirty consecutive trading days commencing 150 days after Closing, then the transfer restrictions of the lock-up will fall away.

The foregoing description of the lockup provisions in the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Bylaws, a copy of which is included as Exhibit B to the Business Combination Agreement (attached as Exhibit 2.1), and the terms of which are incorporated by reference in this Current Report on Form 8-K.

Amended and Restated Registration Rights Agreement

At the Closing, New Kodiak, the Sponsor and certain securityholders of Kodiak will enter into an amended and restated registration rights agreement (the “A&R Registration Rights Agreement”). Among other things, the A&R Registration Rights Agreement provides that the Sponsor and such other securityholders will be granted certain customary registration rights, on the terms and subject to the conditions in the A&R Registration Rights Agreement, with respect to securities of New Kodiak that they will hold following the Business Combination.

The foregoing description of the A&R Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of A&R Registration Rights Agreement, a copy of which is included as Exhibit D to the Business Combination Agreement (attached as Exhibit 2.1), and the terms of which are incorporated by reference in this Current Report on Form 8-K.

PIPE Investments

Concurrently with the execution of the Business Combination Agreement, in connection with a financing effort related to the Business Combination, AACT entered into subscription agreements with certain institutional and accredited investors (the “PIPE Investors” and the subscription agreements, the “Subscription Agreements”). Under the terms of the Subscription Agreements, the PIPE Investors agreed, subject to the terms and conditions set forth in the Subscription Agreements, and following the Domestication, to subscribe for and purchase from New Kodiak an aggregate of $60 million worth of shares of New Kodiak Common Stock (the “PIPE Stock”). The base purchase price per share for the PIPE Stock will equal the Redemption Price, subject to adjustment such that the purchase price per share will be 90% of the Redemption Price for any PIPE Investor that subscribes for $50 million or more of PIPE Stock. We refer to such transactions as the “PIPE Investments.” The closing of the PIPE Investments is conditioned upon, among other things, the completion or concurrent consummation of the Business Combination.

Pursuant to the Subscription Agreements, a PIPE Investor may elect to reduce the number of shares of PIPE Stock it is obligated to purchase under its Subscription Agreement, on a one-for-one basis, up to the total amount of shares of PIPE Stock subscribed for under the Subscription Agreement, to the extent the PIPE Investor (i) purchases Cayman Class A Shares in open market transactions at a price of less than the Redemption Price prior to the record date established for voting at the extraordinary general meeting of AACT to approve the Business Combination (the “Open Market Purchase Shares”); or (ii) beneficially owned any Cayman Class A Shares as of the date of its Subscription Agreement (the “Currently Owned Shares”). With respect to Open Market Purchase Shares, the PIPE Investor must agree to (A) not sell or otherwise transfer any Open Market Purchase Shares prior to the Closing; (B) not vote any Open Market Purchase Shares in favor of approving the Business Combination or any extension of AACT and instead submit a proxy abstaining from voting on such proposal; and (C) to the extent such investor has the right to have any of its Open Market Purchase Shares redeemed for cash in connection with the Closing or in connection with any extension of AACT, not exercise any such redemption rights. With respect to Currently Owned Shares, the PIPE Investor must agree to (A) not sell or otherwise transfer any Currently Owned Shares prior to the Closing, (B) vote all of its Currently Owned Shares in favor of approving the Business Combination or any extension of AACT, and (C) to the extent such investor has the right to have any of its Currently Owned Shares redeemed for cash in connection with the Closing or in connection with any extension of AACT, not exercise any such redemption rights.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Subscription Agreement, a copy of which is included as Exhibit 10.3, and the terms of which are incorporated by reference in this Current Report on Form 8-K.

Item 3.02.	Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the PIPE Investments is incorporated by reference in this Current Report on Form 8-K. The shares of New Kodiak Common Stock to be offered and sold in connection with the PIPE Investments have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated under the Securities Act.

Item 7.01.	Regulation FD Disclosure.

On April 14, 2025, AACT and Kodiak issued a joint press release announcing their entry into the Business Combination Agreement. The press release is furnished as Exhibit 99.1 and incorporated by reference into this Item 7.01.

The investor presentation that AACT and Kodiak have prepared for use in connection with the Business Combination is furnished as Exhibit 99.2 and incorporated by reference into this Item 7.01.

The foregoing (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 8.01	Other Events.

Prior to the execution of the Business Combination Agreement, certain institutional and accredited investors provided approximately $23.6 million of interim financing to Kodiak in the form of Simple Agreements for Future Equity (collectively the “SAFE Facility”), including $10 million from an affiliate of the Sponsor. Concurrently with the execution of the Business Combination Agreement, certain institutional and accredited investors entered into a second lien loan and security agreement (the “Second Lien Facility”) with Kodiak to provide $28.3 million of bridge financing in the form of a convertible loan, including $20 million from an affiliate of the Sponsor. In connection with entering the Second Lien Facility, and immediately prior to the execution and delivery of the Business Combination Agreement, such affiliate converted its $10 million of previously provided SAFE Facility into such convertible loan. In connection with the consummation of the Business Combination, (i) immediately prior to the Closing, the loans under the Second Lien Facility will convert into equity securities of Kodiak; and (ii) upon the Closing, such Kodiak securities will convert into equity securities of New Kodiak.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These include AACT or Kodiak or their management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “potential,” “budget,” “may,” “will,” “could,” “should,” “continue” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Kodiak’s and AACT’s expectations with respect to future performance, the addressable market for Kodiak’s products, Kodiak’s operational and product roadmap and its ability to produce its products at a commercial level, the competitive and regulatory landscape for Kodiak’s products, Kodiak’s estimated target economics, the capitalization of AACT after giving effect to the proposed Business Combination and expectations with respect to the future performance and the success of the combined company following the consummation of the Business Combination. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of Kodiak’s and AACT’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Kodiak and AACT. These forward-looking statements are subject to a number of risks and uncertainties, including changes in business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination or that the approval of the equity holders of Kodiak or AACT is not obtained; failure to realize the anticipated benefits of the proposed Business Combination; risks related to the rollout of Kodiak’s business and the timing of expected business milestones; the effects of competition on Kodiak’s business; supply shortages in the materials necessary for the production of Kodiak’s products; risks related to working with third-party manufacturers for key components of Kodiak’s products; risks related to the retrofitting of Kodiak’s vehicles by third parties; the termination or suspension of any of Kodiak’s contracts or the reduction in counterparty spending; delays in Kodiak’s operational roadmap with key partners and customers; the amount of redemption requests made by AACT’s public equity holders; and the ability of AACT or the combined company to issue equity or equity-linked securities in connection with the proposed Business Combination or in the future. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by Kodiak, AACT or the combined company resulting from the proposed Business Combination with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or any assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Kodiak nor AACT presently know or that Kodiak and AACT currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by investors as a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

In addition, forward-looking statements reflect Kodiak’s and AACT’s expectations, plans or forecasts of future events and views as of the date they are made. Kodiak and AACT anticipate that subsequent events and developments will cause Kodiak’s and AACT’s assessments to change. However, while Kodiak and AACT may elect to update these forward-looking statements at some point in the future, Kodiak and AACT specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Kodiak’s or AACT’s assessments as of any date subsequent to the date they are made. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither Kodiak, AACT, nor any of their respective affiliates have any obligation to update these forward-looking statements other than as required by law. In addition, this Current Report on Form 8-K contains certain information about the historical performance of Kodiak. You should not view information related to the past performance of Kodiak as indicative of future results. Certain information set forth in this Current Report on Form 8-K includes estimates and targets and involves significant elements of subjective judgment and analysis. No representations are made as to the accuracy of such estimates or targets or that all assumptions relating to such estimates or targets have been considered or stated or that such estimates or targets will be realized.

Additional Information and Where to Find It

In connection with the proposed Business Combination, AACT and Kodiak plan to file the Registration Statement with the SEC, which will include a prospectus with respect to the combined company’s securities to be issued in connection with the proposed Business Combination and a preliminary proxy statement with respect to the shareholder meeting of AACT to vote on the proposed Business Combination. AACT and Kodiak also plan to file other documents and relevant materials with the SEC regarding the proposed Business Combination. After the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus included in the Registration Statement will be mailed to the shareholders of AACT as of the record date to be established for voting on the proposed Business Combination. SECURITY HOLDERS OF KODIAK AND AACT ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS AND RELEVANT MATERIALS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO THE PROPOSED BUSINESS COMBINATION. Shareholders are able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Kodiak and AACT once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. In addition, the documents filed by AACT may be obtained free of charge from AACT at www.aresacquisitioncorporationii.com. Alternatively, these documents, when available, can be obtained free of charge from AACT upon written request to Ares Acquisition Corporation II, 245 Park Avenue, 44th Floor, New York, NY 10167, Attn: Secretary, or by calling (888) 818-5298. The information contained on, or that may be accessed through the websites referenced in this Current Report on Form 8-K is not incorporated by reference into, and is not a part of, this Current Report on Form 8-K.

Participants in the Solicitation

AACT, Kodiak and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of AACT in connection with the proposed Business Combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of AACT’s executive officers and directors in the solicitation by reading AACT’s final prospectus related to its initial public offering filed with the SEC on April 24, 2023, the definitive proxy statement/prospectus, which will become available after the Registration Statement has been declared effective by the SEC, and other relevant materials filed with the SEC in connection with the proposed Business Combination when they become available. Information concerning the interests of AACT’s participants in the solicitation, which may, in some cases, be different from those of AACT’s shareholders generally, will be set forth in the preliminary proxy statement/prospectus included in the Registration Statement.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of AACT, Kodiak or the combined company resulting from the proposed Business Combination, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1†	Business Combination Agreement, dated as of April 14, 2025, by and among Ares Acquisition Corporation II, Kodiak Robotics, Inc. and AAC II Merger Sub, Inc.

10.1†	Sponsor Support Agreement, dated as of April 14, 2025, by and among Ares Acquisition Corporation II, Kodiak Robotics, Inc. and Ares Acquisition Holdings II LP.

10.2	Form of Company Support Agreement, by and among Ares Acquisition Corporation II, Kodiak Robotics, Inc. and the persons set forth on Schedule A thereto.

10.3	Form of Subscription Agreement.

99.1	Press Release, dated as of April 14, 2025.

99.2	Investor Presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5) or (b)(2), as applicable. The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2025

ARES ACQUISITION CORPORATION II

By:	/s/ Allyson Satin
Name:	Allyson Satin
Title:	Chief Operating Officer